UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 4, 2024

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BLACKLINE, INC.

(Exact name of registrant as specified in its charter)

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Delaware	001-37924	46-3354276
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

21300 Victory Boulevard, 12th Floor

Woodland Hills, California 91367

(Address of Principal Executive Offices) (Zip Code)

(818) 223-9008

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	BL	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 4, 2024, Mark Partin informed BlackLine, Inc. (the “Company”) of his retirement and intention to resign as Chief Financial Officer (“CFO”) of the Company, effective March 1, 2025.  In connection with Mr. Partin’s resignation, Patrick Villanova, the Company’s Chief Accounting Officer, has been appointed to serve as the Company’s CFO, effective March 1, 2025. In light of the changes to Mr. Villanova’s role, Michelle Stalick, the Company’s Controller, has been appointed to serve as the Company’s Chief Accounting Officer (principal accounting officer) (“CAO”), effective March 1, 2025.

Mr. Villanova, 47, has served as the Company’s Chief Accounting Officer since March 2019. He previously served as the Company’s Controller from November 2015 to March 2019. Prior to joining the Company, Mr. Villanova spent nearly 16 years at PricewaterhouseCoopers. Mr. Villanova holds a B.A. in Accounting and Computer Applications from the University of Notre Dame and is a certified public accountant.

Ms. Stalick, 48, has served as the Company’s Controller since March 2019. She previously served as the Company’s Assistant Controller from February 2017 to March 2019. Prior to joining the Company, Ms. Stalick spent nearly 14 years in various accounting roles at United Online, Inc., most recently as Chief Accounting Officer, and prior to that, spent nearly 5 years at PricewaterhouseCoopers. Ms. Stalick holds a B.S. in Business Administration from the University of California, Berkeley.

There are no other arrangements or understandings between Mr. Villanova and any other persons pursuant to which Mr. Villanova was appointed as CFO of the Company, and there are no other arrangements or understandings between Ms. Stalick and any other persons pursuant to which Ms. Stalick was appointed as CAO of the Company. There are no family relationships between Mr. Villanova or Ms. Stalick and any director or executive officer of the Company, and neither Mr. Villanova nor Ms. Stalick has any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.  At this time, there are no new compensation arrangements for Mr. Villanova or Ms. Stalick.

A copy of the related press release announcing the CFO transition is attached hereto as Exhibit 99.1

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release dated November 7, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACKLINE, INC.

Date: November 7, 2024	By:	/s/ Karole Morgan-Prager
Karole Morgan-Prager
Chief Legal and Administrative Officer